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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      ----

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported) February 3, 1999

    Key Bank USA, National Association (as Seller) under a Sale and Servicing
          Agreement dated as of January 1, 1999 in connection with the issuance of KeyCorp Student Loan Trust 1999-A Asset Backed Notes
                         and Asset Backed Certificates.

                       Key Bank USA, National Association
             (Exact name of Registrant as specified in its charter)

United States                                333-58073                          34-1804148
(State or other jurisdiction of              (Commission                        (IRS Employer
incorporation)                               File Number)                       ID Number)

Key Tower, 127 Public Square, Cleveland, Ohio 44114
(Address of principal executive offices)                 (Zip Code)

Registrant's Telephone Number,
including area code:                                  (216) 689-6300

                                       N/A

          (Former name or former address, if changed since last report)


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Item 5.     Other Event

     Due to an error in Edgar Filing on January 29, 1999, Exhibit 5.1 (Opinion of Forrest F Stanley, Esq. with respect to legality) and Exhibit 23.2 (Consent of Forrest F. Stanley, Esq) were omitted. Attached for filing as Exhibit 99.2 and Exhibit 99.3 please find the Opinion of Forrest F Stanley, Esq. with respect to legality and the Consent of Forrest F. Stanley, Esq.

 Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)     Exhibits

           Exhibit No.                      Description of Exhibit
--------------------------------------------------------------------------------

               1.1            Note Underwriting Agreement dated February 3,
                              1999.

               1.2            Certificate Underwriting Agreement dated February
                              3, 1999.

               4.1 Indenture between KeyCorp Student Loan Trust 1999-A (the "Trust") and Bankers Trust Company (the "Indenture Trustee") dated as of January 1, 1999.

               4.2 Amended and Restated Trust Agreement between Key Bank USA, National Association and The First National Bank of Chicago (the "Eligible Lender Trustee") dated as of January 1, 1999.

               4.3 Sale and Servicing Agreement among Key Bank, USA National Association, the Trust, Pennsylvania Higher Education Assistance Agency and EFS Services, Inc. (the "Servicers") and the Eligible Lender Trustee dated as of January 1, 1999.

               99.1 Administration Agreement among Key Rank USA, National Association (the "Administrator"), the Servicers, the Trust and the Indenture Trustee dated as of January 1, 1999.

               99.2 Opinion of Forrest F Stanley, Esq. with respect to legality

               99.3           Consent of Forrest F. Stanley, Esq. (included as
                              Exhibit 99.2).


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  KEY BANK USA, NATIONAL ASSOCIATION



                                  By: /s/ CRAIG T. PLATT
                                      ----------------------------
                                      Name:  Craig T. Platt
                                      Title: Senior Vice President


Dated: February 17, 1999
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                                 Exhibit Index

           Exhibit No.                      Description of Exhibit
--------------------------------------------------------------------------------

               1.1            Note Underwriting Agreement dated February 3,
                              1999.

               1.2            Certificate Underwriting Agreement dated February
                              3, 1999.

               4.1 Indenture between KeyCorp Student Loan Trust 1999-A (the "Trust") and Bankers Trust Company (the "Indenture Trustee") dated as of January 1, 1999.

               4.2 Amended and Restated Trust Agreement between Key Bank USA, National Association and The First National Bank of Chicago (the "Eligible Lender Trustee") dated as of January 1, 1999.

               4.3 Sale and Servicing Agreement among Key Bank, USA National Association, the Trust, Pennsylvania Higher Education Assistance Agency and EFS Services, Inc. (the "Servicers") and the Eligible Lender Trustee dated as of January 1, 1999.

               99.1 Administration Agreement among Key Rank USA, National Association (the "Administrator"), the Servicers, the Trust and the Indenture Trustee dated as of January 1, 1999.

               99.2 Opinion of Forrest F Stanley, Esq. with respect to legality

               99.3           Consent of Forrest F. Stanley, Esq. (included as
                              Exhibit 99.2).